Exhibit 99.1

2015 Sterne Agee Financial Institutions Investor Conference Boca Raton, Florida February 11 - 13, 2015 NASDAQ | ASBB Exhibit 99.1

This presentation, as well as other written communications made from time to time by the Company and its subsidiaries and oral communications made from time to time by authorized officers of the Company, may contain statements relating to the future results of the Company (including certain projections and business trends) that are considered “forward - looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the PSLRA). Such forward - looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, the Company claims the protection of the safe harbor for forward - looking statements contained in the PSLRA. The Company cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward - looking statement. Such factors include, but are not limited to: prevailing economic and geopolitical conditions; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting the Company’s operations, pricing, products and services and other factors that may be described in the Company’s annual report on Form 10 - K and quarterly reports on Form 10 - Q as filed with the Securities and Exchange Commission. The forward - looking statements are made as of the date of this presentation, and, except as may be required by applicable law or regulation, the Company assumes no obligation to update the forward - looking statements or to update the reasons why actual results could differ from those projected in the forward - looking statements. NASDAQ | ASBB Forward - Looking Statements | 2

Introduction o Profile and Executive Management o Market Area and Geographic Footprint Financial Performance o Stock Information o Selected Balance Sheet Data o Selected Income Statement Data Competitive Environment o Deposit Market Share Strategic Vision NASDAQ | ASBB Overview | 3

NASDAQ | ASBB Introduction | 4

Headquartered in Asheville, North Carolina Community bank founded in 1936 with total assets of $760 million – 13 offices in 5 Western North Carolina counties – 160 full - time equivalent employees Converted from the mutual form of ownership on October 11, 2011 NASDAQ | ASBB ASBB Profile | 5

NASDAQ | ASBB Executive Management | 6 Role Years in Banking Suzanne DeFerie President & Chief Executive Officer 23 years Kirby Tyndall Executive Vice President & Chief Financial Officer 25 years David Kozak Executive Vice President & Chief Lending Officer 30 years Vikki Bailey Executive Vice President & Chief Retail Officer 38 years

• Asheville Metro population: 434,391 (2013 estimate) – Asheville MSA growth rate > 150% x national rate • Dec 2014 Metro Unemployment: 4.0% (currently lowest of NC MSAs) – Down from 6.4% last year and our high of 9.2% in June 2009 – NC current rate is 5.5%, down from 8.5% last year • Average Home Price (YTD Avg. 2014): $267,222 – Up 3.0% year over year • Median Income: $43,681 (2013) • Diverse Economic Drivers: – Tourism (up 10.9% over last year) – Healthcare – Government – Recreation – Light Manufacturing – Hospitality and Service | 7 NASDAQ | ASBB Attractive Market Area

NASDAQ | ASBB Financial Performance | 8

As of December 31, 2014 NASDAQ Global Market ASBB Closing price $21.50 Book value per share $21.56 Price to book value 99.7% Shares outstanding 4,378,411 shares Shares repurchased (Jan 1, 2013 ‒ Dec 31, 2014) 1,207,740 shares NASDAQ | ASBB Stock Information | 9

NASDAQ | ASBB Change in Stock Price | 10 -5.00% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% Trailing Twelve Months ASBB (13.74%) SNL U.S. Bank $500M-$1B (4.69%) SNL U.S. Thrift $500M-$1B (14.15%) Source: SNL Financial

NASDAQ | ASBB Balance Sheet — Assets | 11 Cash Equivalents $56.9 7% Investment Securities $145.5 19% Loans Held for Sale $5.2 1% Loans, Net of Reserves $515.9 68% Foreclosed Properties $8.8 1% Other $27.8 4% Composition, As of December 31, 2014 ($ millions)

NASDAQ | ASBB Balance Sheet — Liabilities & Equity | 12 Core Deposits $449.3 59% Time Deposits $154.1 20% Borrowings $50.7 7% Other Liabilities $11.6 2% Equity $94.4 12% Composition, As of December 31, 2014 ($ millions)

NASDAQ | ASBB Balance Sheet — Loans | 13 Commer Const/Dev $21.7 4% Commer Mortgage $201.3 38% Commer & Industrial $15.9 3% Residential Constr/Dev $14.8 3% Residential Mortgage $172.2 33% Revolving Mortgage $56.4 11% Consumer $40.4 8% Composition, As of December 31, 2014 ($ millions)

NASDAQ | ASBB Balance Sheet — Loans Grew 16.2% | 14 $449.2 $455.4 $472.0 $487.9 $521.8 $350 $370 $390 $410 $430 $450 $470 $490 $510 $530 $550 Q4-2013 Q1-2014 Q2-2014 Q3-2014 Q4-2014 Trailing Five Quarters ($ millions)

NASDAQ | ASBB | 15 $1.2 $1.9 $2.0 $3.4 $2.7 $14.2 $13.6 $10.4 $9.2 $8.8 2.10% 2.07% 1.64% 1.68% 1.51% 0.25% 0.75% 1.25% 1.75% 2.25% $0 $5 $10 $15 $20 Q4-2013 Q1-2014 Q2-2014 Q3-2014 Q4-2014 ($ millions) Foreclosed Properties Nonperforming Loans Nonperforming Assets as % of Assets (right scale) Nonperforming Assets, Trailing Five Quarters Balance Sheet — Improved Asset Quality

NASDAQ | ASBB Balance Sheet — Deposits | 16 Demand $97.5 16% NOW $152.9 25% Savings $41.9 7% Money Market $157.1 26% Certificates $154.1 26% Core Deposits * $449.3 74% Composition, As of December 31, 2014 ($ millions) * ASBB defines core deposits as demand, savings and money market deposits and excludes all certificates of deposits — retail , jumbo and brokered.

NASDAQ | ASBB Balance Sheet — Core Deposits * | 17 $332.4 $349.7 $389.1 $405.7 $449.3 53.63% 57.49% 67.28% 70.83% 74.46% 0% 20% 40% 60% 80% $150 $250 $350 $450 $550 2010 2011 2012 2013 2014 Core Deposits Core Deposits as % of Deposits (right scale) * ASBB defines core deposits as demand, savings and money market deposits and excludes all certificates of deposits — retail , jumbo and brokered. December 31 ($ millions) 32% increase in noninterest deposits

$0.23 $0.17 $0.31 $0.59 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 2010 2011* 2012 2013 2014 Earnings Per Share NASDAQ | ASBB Improvement in Core Performance | 18 Earnings Per Share, Year Ended December 31 * Converted to a stock savings bank from a mutual savings bank on October 11, 2011.

$20.69 $19.97 $20.06 $21.56 56.55% 76.72% 85.99% 99.72% 5% 25% 45% 65% 85% 105% $16.00 $18.00 $20.00 $22.00 $24.00 $26.00 2010 2011* 2012 2013 2014 Tangible Book Value Per Share Stock Price To TBVPS (right scale) NASDAQ | ASBB | 19 Tangible Book Value Per Share, December 31 * Converted to a stock savings bank from a mutual savings bank on October 11, 2011. Improvement in Core Performance

$1,187 $862 $1,454 $2,489 ($1,000) $0 $1,000 $2,000 2010* 2011 2012 2013 2014 NASDAQ | ASBB | 20 $(9,458) * 2010 not to scale because of large loss Net Income, Year Ended December 31 ($ thousands) Improvement in Core Performance

NASDAQ | ASBB | 21 Period Net Income (Loss) Average Assets Return On Assets Average Equity Return On Equity FY - 2014 $ 2,489 $ 747,514 0.33% $ 98,981 2.51% FY - 2013 1,454 751,486 0.19% 105,941 1.37% FY - 2012 862 781,666 0.11% 116,208 0.74% FY - 2011* 1,187 766,149 0.15% 82,151 1.44% FY - 2010 (9,458) 759,576 - 1.25% 72,684 - 13.01% FY - 2009 1,531 731,351 0.21% 71,555 2.14% FY - 2008 2,432 663,126 0.37% 73,018 3.33% FY - 2007 4,692 628,475 0.75% 70,029 6.70% FY - 2006 5,263 583,460 0.90% 64,937 8.10% FY - 2005 5,806 558,296 1.04% 59,475 9.76% FY - 2004 4,366 517,354 0.84% 54,164 8.06% From Pre - Recession to Today ($ thousands) * Converted to a stock savings bank from a mutual savings bank on October 11, 2011. Improvement in Core Performance

NASDAQ | ASBB | 22 4.54% 4.00% 3.37% 3.31% 3.37% 1.79% 1.38% 1.09% 0.75% 0.64% 2.96% 2.80% 2.50% 2.72% 2.87% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2010 2011 2012 2013 2014 Earning Asset Yield Cost of Funds Net Interest Margin Earning Asset Yield, Cost of Funds and Net Interest Margin Year Ended December 31 Improvement in Core Performance

NASDAQ | ASBB | 23 90.08% 91.15% 96.96% 83.68% 81.52% 3.21% 3.22% 3.40% 2.98% 3.00% 2.70% 2.90% 3.10% 3.30% 3.50% 80.00% 85.00% 90.00% 95.00% 100.00% Q4-2013 Q1-2014 Q2-2014 Q3-2014 Q4-2014 Efficiency Ratio Noninterest Expenses to Average Assets (right scale) Efficiency Efforts Beginning to Gain Traction Improvement in Core Performance

NASDAQ | ASBB Competitive Environment | 24

NASDAQ | ASBB Deposit Market Share – June 30, 2014 | 25 Institution # Br Deposits ($ millions) Market Share Institution # Br Deposits ($ millions) Market Share First Citizens Bank 1 22 $ 1,730 24.7% United Cmty (GA) 4 $ 135 1.9% Wells Fargo Bank (SD) 18 1,412 20.2% Capital Bank (FL) 4 126 1.8% Asheville Savings 13 596 8.5% Carolina Alliance (SC) 2 124 1.8% TD Bank (DE) 9 491 7.0% Fifth Third Bank (OH) 4 84 1.2% Bank of America 11 470 6.7% First Bank 4 82 1.2% SunTrust Bank (GA) 11 444 6.3% Bank of N Carolina 3 78 1.1% HomeTrust Bank 6 434 6.2% Black Mtn Savings 1 31 0.4% BB&T 8 380 5.4% Woodforest Natl (TX) 3 4 0.1% PNC Bank (DE) 8 198 2.8% Capital Bank (MD) 2 1 4 0.1% Macon Bank 3 183 2.6% Institutions: 19 135 $ 7,006 100.0% Markets are Buncombe, Henderson, Madison, McDowell & Transylvania Counties 1 Includes Mountain 1 st acquisition. 2 Includes Pisgah Community assumption. Source: FDIC Summary of Deposit Data

$0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 June 30, 2013 June 30, 2014 NASDAQ | ASBB | 26 Markets are Buncombe, Henderson, Madison, McDowell & Transylvania Counties June 30 ($ millions) Deposit Market Share – 2013 vs. 2014 Source: FDIC Deposit Market Share Data

NASDAQ | ASBB Strategic Vision | 27

Goal: Smart Asset Growth funded by Core Deposits to enhance Shareholder Value Focus: Commercial and Small Business Relationships for improved NIM Focus: Mortgage Banking for improved Fee Income and NIM Focus: Increased Efficiencies and Productivity, including further reduction of nonperforming assets, for improved expense ratio NASDAQ | ASBB Strategic Vision: Sustainable, Superior Performance | 28

NASDAQ | ASBB Inquiries may be directed to : Suzanne DeFerie, President & Chief Executive Officer Kirby Tyndall, Executive Vice President & Chief Financial Officer Investor Relations Message Line (828) 250 - 8516